UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date  of  Report  (Date  of  earliest  event  reported)     April  24,  2000


                                 ENDOCARE, INC.
             (Exact name of Registrant as specified in its charter)


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
DELAWARE                  0-27212            33-0618093
(State of incorporation   (Commission File   (I.R.S. Employer I.D. No.)
or organization)                Number)
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                   7 STUDEBAKER, IRVINE, CALIFORNIA     92618
             (Address of principal executive office)     (Zip code)


Registrant's  telephone  number,  including  area  code          (949)  595-4770


                                      NONE

          (Former name or former address, if changed since last report)


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Item  5.     OTHER  EVENTS.
             --------------

     Sale  of  Convertible  Debentures
     ---------------------------------

     On May 5, 2000 Endocare, Inc., a Delaware corporation (the "Company") received $8,000,000 from the sale of its 7% Convertible Debentures due May 4, 2003 (the "Debentures") to Brown Simpson Partners I, Ltd., a Fund managed by New York - based Brown Simpson Asset Management, LLC (the "Purchaser"). Affiliates of the same investor originally purchased an aggregate of $8,000,000 of convertible debentures from the Company on June 7, 1999 and July 29, 1999 (as reported in the Company's current reports on Form 8-K filed June 14, 1999 and August 6, 1999, respectively). Under the 1999 financing arrangement, the Purchaser had the option to purchase the additional $8,000,000 in aggregate principal amount of Debentures. The Debentures were sold pursuant to Securities Purchase Agreements dated June 7, 1999 and July 29, 1999 among the Company and affiliates of the Purchaser. The Debentures and the Company's press release first announcing the sale of the Debentures are included as exhibits to this report. The Debentures were sold pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") by virtue of Rule 506 of Regulation D under the Securities Act.

     The following is a summary of the principal terms of the Debentures. This summary does not purport to explain all of the material terms of the Debentures, which are filed as exhibits to this report, or the related Securities Purchase Agreement or Registration Rights Agreement, which were previously filed as exhibits to the Company's current reports on Form 8-K referenced above. ONE
SHOULD READ THE DEBENTURES, THE SECURITIES PURCHASE AGREEMENT AND THE REGISTRATION RIGHTS AGREEMENT FOR A MORE DETAILED UNDERSTANDING OF THEIR TERMS.

     The $8,000,000 principal amount of the Debentures must be repaid in full in cash on May 4, 2003, but may be converted into the Company's Common Stock in whole or in part at the Purchasers' option at any time, subject to certain restrictions, on or prior to May 4, 2003 at a conversion price of $6.75 per share. The $6.75 per share conversion price is subject to adjustment for stock splits, stock dividends and the like. The conversion price associated with $5,000,000 of the Debentures is also subject to anti-dilution adjustments, which provide that in the event the Company issues or sells its Common Stock or securities convertible into Common Stock at a price less than the conversion price of the Debentures, the conversion price of the Debentures will be adjusted to such lower price. Certain securities are exempted from this anti-dilution feature and will not cause an adjustment to the conversion price. Exempted securities generally include shares issued pursuant to a stock option plan approved by the Company's Board of Directors, a limited number of shares issued to banks that provide senior debt financing, an issuance of stock pursuant to warrants outstanding as of the date the Debentures were sold.

     The Debentures bear interest at 7.00% per annum. Interest is payable annually in cash, or at the Company's option, in Common Stock at a price per share based on recent bid prices prior to the date interest is paid, and certain other conditions are met.

     As part of the Debenture financing and under the Registration Rights Agreement among the Company and the Purchaser, the Company filed a Form S-3 Registration Statement with the Securities and Exchange Commission to register the resale under the Securities Act of the Common Stock issuable upon the conversion of the $8,000,000 of Debentures sold and interest on the Debentures which may be paid in stock.

     Certain events will trigger an event of default under the Debentures. An event of default gives the Purchaser the right to accelerate all indebtedness under the Debentures and declare it due immediately. Upon an event of default, interest thereafter accrues at 20.00% per annum and a default premium is added to the principal amount of the Debentures. The premium is the greater of 20.00% of the principal amount, or higher, based on recent trading prices of the Company's Common Stock. The amount due upon an event of default (including principal, interest and all premiums and penalties) must be paid in cash, or, at the Purchaser's option in an equivalent value of shares of Common Stock of the Company, calculated based on the average bid price per share of the Common Stock for a certain number of days prior to the acceleration of the indebtedness by the Purchasers.

     Circumstances which trigger an event of default include, without limitation, the material breach of a representation or warranty by the Company, the failure of the Company to perform covenants in its agreements with the Purchasers, the failure of the Company to keep a registration statement for the resale of the Common Stock issuable under the Debentures effective, and certain changes of control of the Company if the average bid price of the Company's Common Stock listed for quotation is not above $8.00 per share within a certain number of days of the announcement of the change of control or the consummation of the change of control. A change of control includes without limitation (i) the failure of Paul W. Mikus to continue to be the Company's Chief Executive Officer, unless replaced in a certain period of time, (ii) certain changes in the composition of the Company's Board of Directors without the approval of existing directors and (iii) a sale of all or substantially all of the Company's assets or a change of ownership of 50% or more of the voting stock of the Company (including by stock purchase, merger or similar transaction).

     Senior  Debt  Financing
     -----------------------

     In July 1999, the Company entered into a Loan and Security Agreement with Transamerica Business Credit Corporation ("TBCC") which provided for a revolving credit line in the amount of $2,000,000 plus up to an additional $1,000,000 based on eligible accounts receivable of the Company. On April 24, 2000, the Company and TBCC executed an Amendment to Loan Agreement which increased the revolving portion of the credit line from $2,000,000 to $4,000,000 in addition to the $1,000,000 based on eligible accounts receivable of the Company (the "Loan"). The Loan matures and all amounts must be repaid on July 31, 2001. The Loan bears interest at the highest prime or equivalent rate announced by certain designated banks, plus a 2% or 3.5% premium. The Loan is secured by a first priority lien on all of the assets of the Company, except for intellectual property of the Company. The Loan contains covenants restricting certain activities of the Company. The covenants and the representations and warranties made by the Company, if breached, give TBCC the right to accelerate the debt.

     The Loan is fully guaranteed by Advanced Medical Procedures, Inc. ("AMP"), a subsidiary of the Company. This guarantee is secured by a lien on all of the assets of AMP. The AMP loan documents contain covenants and representations and warranties which, if breached, allow TBCC to accelerate the Company's Loan.

     In connection with the Amendment to the Loan Agreement, the Company issued a warrant to an affiliate of TBCC to purchase 10,390 shares of common stock of the Company, at a price of $15.40 per share, subject to adjustments in certain circumstances (the "Warrant"). The Warrant expires on April 24, 2005. The Warrant was issued pursuant to an exemption from registration under the Securities Act by virtue of Rule 506 of Regulation D under the Securities Act.

     The above is a summary of the principal terms of the Amendment to Loan Agreement and does not purport to explain all of the material terms of the document. ONE SHOULD READ THE AMENDMENT TO LOAN AGREEMENT WHICH IS FILED AS AN EXHIBIT TO THIS REPORT, AND THE ORIGINAL LOAN DOCUMENTS FILED WITH THE COMPANY'S CURRENT REPORT ON FORM 8-K ON AUGUST 6, 1999, FOR A MORE DETAILED UNDERSTANDING OF THE TERMS OF THE LINE OF CREDIT.

ITEM  7.        FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL  INFORMATION  AND
EXHIBITS.

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EXHIBIT NO.  DESCRIPTION
-----------  -----------------------------------------------------------------

 4.1 Debenture for $3 million dated May 4, 2000 between the Company and Brown Simpson Partners I, Ltd.
 4.2 Debenture for $5 million dated May 4, 2000 between the Company and Brown Simpson Strategic Partners I, Ltd.
10.1         Amendment to Loan Agreement dated April 24, 2000 between the
             Company and TBCC
99.1         Press Release dated May 10, 2000
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  May  11,  2000


                                  ENDOCARE,  INC.

                                  By:  /s/  Paul  W.  Mikus

                                       Paul  W.  Mikus
                                       Chief  Executive  Officer  and  President
                                       (Duly  Authorized  Officer  )

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                                  EXHIBIT INDEX

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EXHIBIT NO.  DESCRIPTION
-----------  -----------------------------------------------------------------

 4.1 Debenture for $3 million dated May 4, 2000 between the Company and Brown Simpson Partners I, Ltd.
 4.2 Debenture for $5 million dated May 4, 2000 between the Company and Brown Simpson Strategic Partners I, Ltd.
10.1         Amendment to Loan Agreement dated April 24, 2000 between the
             Company and TBCC
99.1         Press Release dated May 10, 2000
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